Exhibit 10.22

FIFTH AMENDMENT TO LOAN DOCUMENTS
THIS FIFTH AMENDMENT TO LOAN DOCUMENTS (the "Agreement") made effective as of the 21 day of November, 2018 (the "Effective Date"), between REVERE HIGH YIELD FUND, LP, a Delaware limited partnership having an address of 2000 McKinney Avenue, Suite 2125, Dallas, Texas 75201, (the "Lender"), WHEELER REIT, L.P., a Virginia limited partnership having an office and place of business located at 2529 Virginia Beach Boulevard, Virginia Beach, Virginia 23452 (the "Borrower") and WHEELER REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation located at 2529 Virginia Beach Boulevard, Virginia Beach, Virginia 23452 on behalf of itself and on behalf of guarantors listed on Exhibit A hereto (herein together with successors and assigns, the "Guarantor"). By execution of this Agreement, Guarantor agrees and consents to be bound by all of the terms set forth herein.
WITNESSETH:
WHEREAS, Lender made a loan to Borrower (the "Loan") in the original principal amount of EIGHT MILLION AND 00/100 DOLLARS ($8,000,000.00), which Loan is evidenced by a Term Note in the amount of EIGHT MILLION AND 00/100 DOLLARS ($8,000,000.00) from Borrower to Lender dated as of April 8, 2016 (the "Note ");
WHEREAS, the Note was executed in connection with and secured by, among other things, (i) that certain Term Loan and Security Agreement dated as of April 8, 2016 by and between Borrower and Lender (the "Loan Agreement"); (ii) the Guaranty; (iii) the Mortgage; (iv) the Environmental Indemnity; and (viii) all other loan documents executed by Borrower in favor of Lender in connection with the Loan (all of the foregoing subparagraphs (i) through (viii), as from time to time thereafter amended or modified, collectively, the "Loan Documents");
WHEREAS, Borrower has requested Lender release: (i) that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated April 8, 2016 encumbering 2529 Virginia Beach Boulevard, Virginia Beach, Virginia, which deed of trust was recorded in the Clerk's Office of the City of Virginia Beach, Virginia on April 18, 2016, Instrument No.20160418000311390, from Riversedge Office Associates, LLC in favor of Lender; (the "Released Mortgage");
WHEREAS, all terms defined in the Loan Agreement are used herein with their defined meanings unless otherwise provided;
WHEREAS, Borrower and Lender are mutually desirous of making certain changes to the Loan Documents as set forth below; and
NOW, THEREFORE, in consideration of One ($1.00) Dollar and other valuable consideration, each to the other in hand paid, receipt thereof being hereby acknowledged, and in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.	The above recitals are true and correct and are incorporated into this Agreement.

2.	As of the date hereof, the outstanding principal balance of the Loan is $1,158,936.77.

3.
Simultaneously with the execution of this Agreement, Borrower shall deliver, or cause to be delivered, to Lender the prepayment in full of the Exit Fee of $575,000.00 (the “Exit Fee Payment”). Borrower should also deliver to Rogin Nassau LLC $1,000.00 in immediately available funds on account of legal fees incurred in the preparation of this Agreement (the "Legal Fees") Upon receipt of the Exit Fee Payment by Lender and Rogin Nassau LLC's receipt of the Legal Fees, Lender shall cause an original, executed release of the Released Mortgage to be delivered to Borrower or its designee for recording.

4.
All of the other terms and conditions of the Loan Documents shall remain the same and in full force and effect, except as specifically amended herein. Borrower hereby reaffirms the Note, the Mortgage, the Loan Agreement and the other Loan Documents, and acknowledges that Borrower has no setoffs, counterclaims or defenses to any of the Loan Documents.

5.
Any default by Borrower in any of the covenants herein made shall, at the option of Lender, or its successors and assigns, constitute an Event of Default under the Loan Documents entitling Lender, or its successors or assigns, to any or all of the other remedies it or they may have thereunder.

6.
All of the remaining Borrower Collateral (as defined in the Loan Agreement) and the remaining Collateral (as defined in the Mortgage) shall remain in all respects subject to the lien, charge and encumbrance of the Loan Agreement and Mortgage, as the case may be, and nothing herein contained and nothing done pursuant hereto, shall affect or be construed to affect the lien, charge or encumbrance of the Loan Agreement and Mortgage, as the case may be or the priority thereof over all liens, charges or encumbrances, except as expressly provided herein.

7.
This Agreement shall be binding upon Borrower and any subsequent owner of the remaining Collateral or any part thereof (provided, however, that any provisions against sale or transfer contained in the Mortgage shall remain in full force and effect) and shall be binding and inure to the benefit of Lender, its successors and assigns, including any subsequent holder of the Mortgage or the Loan Documents.

8.
BORROWER, AND ANY SUBSEQUENT ENDORSER, GUARANTOR OR OTHER ACCOMMODATION MAKER, EACH HEREBY WAIVE PRESENTMENT, DEMAND FOR PAYMENT AND NOTICE OF DISHONOR, TOGETHER WITH ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION WITH RESPECT TO THE NOTE, THE MORTGAGE, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS OR THIS AGREEMENT AND AS TO ANY ISSUES ARISING RELATING TO THE

NOTE, THE MORTGAGE, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS OR THIS AGREEMENT.

9.
All of the other terms and conditions of Guaranty and Environmental Indemnity shall remain the same and in full force and effect, except as specifically amended herein. Each Guarantor hereby consents to the terms of this Agreement and reaffirm his obligations under Guaranty and the Environmental Indemnity, agree that such Guaranty and Environmental Indemnity continue to be binding and enforceable obligations of the Guarantor, and acknowledge that Borrower has no setoffs, counterclaims or defenses to any of the Guaranty or Environmental Indemnity.

1.	This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same Agreement.

2.	This Agreement shall be governed and construed by and interpreted in accordance with the laws of the State of Virginia, without regard to conflict of law provisions thereof

P.
As a material inducement to Lender to enter into this Agreement, Borrower and Guarantor hereby acknowledge, admit, and agree that, as of the date hereof, there exist no rights of offset, defense, counterclaim, claim, or objection in favor of Borrower or Guarantor against Lender with respect to the Note, the Loan Agreement or any of the other Loan Documents, or alternatively, that any and all such rights of offset, defense, counterclaim, claim, or objection which they may have or claim, of any nature whatsoever, whether known or unknown, are hereby expressly and irrevocably waived and released. Borrower and Guarantor hereby release and forever discharge Lender, its directors, officers, employees, administrators, subsidiaries, affiliates, attorneys, agents, successors, and assigns from any and all rights, claims, demands, actions, causes of action, suits, proceedings, agreements, contracts, judgments, damages, debts, costs, expenses, promises, agreements, duties, liabilities, or obligations, whether in law or in equity, known or unknown, choate or inchoate, which they had, now have, or hereafter may have, arising under or in any manner relating to, whether directly or indirectly, the Note, the Loan Agreement, any other Loan Document or any transaction contemplated by any Loan Document or this Agreement, from the beginning of time until the date of full execution and delivery hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed, sealed and delivered the day and year first above written.

LENDER:

REVERE HIGH YIELD FUND, LP,
a Delaware limited partnership

By:  Revere GP, LP, its General Partner

By: Revere Capital Corp.
Its: General Partner

By:   /s/ Clark Briner
Name:  Clark Briner
Its:  Sole Shareholder

BORROWER:

WHEELER REIT, L.P., a Virginia limited partnership

By: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
By: Its general partner

By: /s/ David Kelly
David Kelly
its Chief Executive Officer

GUARANTOR:

WHEELER REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation

By: /s/ David Kelly
David Kelly
Chief Executive Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO LOAN DOCUMENTS

HARBOR POINT ASSOCIATES, LLC, a Virginia limited liability company by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager
by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner
By    /s/ David Kelly
David Kelly
its Chief Executive Officer
NORTHPOINTE INVESTORS, LLC, a Virginia limited liability company by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager
by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner
By    /s/ David Kelly
David Kelly
its Chief Executive Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO LOAN DOCUMENTS

RIVERSEDGE OFFICE ASSOCIATES, LLC, a Virginia limited liability company by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager
by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner
By    /s/ David Kelly
David Kelly
its Chief Executive Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO LOAN DOCUMENTS

SURREY PLAZA ASSOCIATES, LLC, a Virginia limited liability company by: Wheeler REIT, L.P,
a Virginia limited partnership,
its sole member and its member manager
by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner
By    /s/ David Kelly
David Kelly
its Chief Executive Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO LOAN DOCUMENTS

JENKS PLAZA ASSOCIATES, LLC, a Virginia limited liability company by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager
by: Wheeler Real Estate Investment Trust, Inc,
a Maryland corporation,
its general partner
By    /s/ David Kelly
David Kelly
its Chief Executive Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO LOAN DOCUMENTS

DF I-COURTLAND, LLC,
a Virginia limited liability company
by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager
by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner
By    /s/ David Kelly
David Kelly
its Chief Executive Officer

DF I-MOYOCK II, LLC,
a Virginia limited liability company
by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager
by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner
By    /s/ David Kelly
David Kelly
its Chief Executive Officer
SIGNATURE PAGE TO FIFTH AMENDMENT TO LOAN DOCUMENTS

WD-III ASSOCIATES, LLC, a Virginia limited liability company by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager
by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner
By    /s/ David Kelly
David Kelly
its Chief Executive Officer
WHLR-BERKLEY, LLC, a Virginia limited liability company
by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager
by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner
By    /s/ David Kelly
David Kelly
its Chief Executive Officer
SIGNATURE PAGE TO FIFTH AMENDMENT TO LOAN DOCUMENTS

LUMBER RIVER ASSOCIATES, LLC a Virginia limited partnership
By: Lumber River Management, LLC, a Virginia limited
partnership
Its: Managing Member
By: Wheeler REIT, L.P., a Virginia limited partnership Its: Sole Member
By: Wheeler Real Estate Investment Trust, Inc., a
Maryland corporation
Its: General Partner
By    /s/ David Kelly
David Kelly
its Chief Executive Officer
SIGNATURE PAGE TO FIFTH AMENDMENT TO LOAN DOCUMENTS

TUCKERNUCK ASSOCIATES, LLC, a Virginia limited liability company by: Wheeler REIT, L.P.,
a Virginia limited partnership,
its sole member and its member manager
by: Wheeler Real Estate Investment Trust, Inc.,
a Maryland corporation,
its general partner
By    /s/ David Kelly
David Kelly
its Chief Executive Officer
WHLR-BROOK RUN PROPERTY, LLC, a Virginia limited liability company
By    /s/ David Kelly
David Kelly its Manager
SIGNATURE PAGE TO FIFTH AMENDMENT TO LOAN DOCUMENTS